[MFS LOGO] MFS[registration mark]
INVESTMENT MANAGEMENT

                    75 YEARS
WE INVENTED THE MUTUAL FUND[registration mark]

MFS[registration mark] Intermediate Income Fund

Annual Report
for Year Ended
October 31, 1998

[Silhouette of man and woman in front of large window]

Letter from the Chairman

Dear Shareholders,
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management[RegTM], the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of October 31, 1998, MFS manages nearly $87 billion, and the firm's 2,000 people serve 3.8 million investors and their financial advisers worldwide, while MIT's assets have grown to over $10 billion.

A major factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike many other companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes nearly 40 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT was the first mutual fund, it was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds offered by MFS, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. Today, the MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.


As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

[Signature of Jeffrey L. Shames]

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management[RegTM]

November 16, 1998

Management Review and Outlook

Dear Shareholders,

The performance of the financial markets in 1998 can be characterized by Charles Dickens's statement, "It was the best of times, it was the worst of times." While equity markets around the world corrected sharply, yields on U.S. Treasury bonds declined to record lows. In particular, one would be hard pressed to pick another period that proved as volatile as the third quarter of 1998 for both the bond and the stock markets. The Federal Reserve Board (the
Fed) responded to the market tumult by lowering the federal funds rate for the first time since 1996, to 5.25% from 5.50%. A second cut by the Fed brought this rate to 5.00%. As a result of these Fed interventions, Treasury bond yields fell to their lowest levels in 30 years. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

By late September, extreme volatility existed in many financial markets, primarily due to the partial liquidation of a large U.S. hedge fund and continued worries over troubled economies in Japan and the emerging markets of Asia, Latin America, and Russia. Slumping equities prompted a flight to quality into the U.S. dollar and Treasuries. In August, the dollar reached a seven-year high versus the Japanese yen. The yield on the 30-year Treasury bond closed the third quarter at the record low of 4.97%. The safe haven that Treasuries provided caused all other fixed-income securities to languish. Yield spreads on high-quality bonds versus Treasuries widened dramatically, from 45 basis points (0.45%) in July to 83 basis points (0.83%) in September. Spread widening was more pronounced on lower-rated bonds. For example, yields on "BBB"-rated securities versus Treasuries widened from 105 basis points (1.05%) to 189 basis points (1.89%). The high-yield market was trounced, with spreads over Treasuries reaching the widest levels in seven years, from 325 basis points (3.25%) to nearly 600 basis points (6.00%). Interest-rate declines caused mortgages to underperform also due to concerns of a potential increase in refinancing volume. Mortgages moved from 96 basis points (0.96%) to 131 basis points (1.31%) versus Treasuries during the quarter.

The Trust's stock market price, which stood at $7.00 on October 31, 1997, decreased to $6.93 on October 30, 1998, while its net asset value (NAV) price decreased from $7.76 to $7.75, representing a total return of 6.56% based on market price and 7.38% based on NAV. For comparative purposes, the Salomon Brothers Medium Term (1- to 10-year) Treasury Government Sponsored Index (the Salomon Index), an unmanaged index of medium-term Treasuries and agency securities, appreciated by 9.57% over this period, while the J.P. Morgan Non-Dollar Government Bond Index, an unmanaged index of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year, appreciated by 13.37%.

The Trust slightly underperformed the Salomon Index during this period. The Treasury market's rally at the expense of other fixed-income markets such as government agencies and mortgage-backed securities hurt performance. However, we continue to believe that the additional yield offered by these securities will provide better total returns than Treasuries over the long term. When the markets stabilize, which will probably not happen until the beginning of 1999, we may become more cautious about the Treasury market and look to increase the Trust's holdings of higher-yielding quality securities. Also, we will look to increase investments in Government National Mortgage Association (Ginnie Mae) securities when refinancing worries subside. We believe that interest rates will head lower as the Fed responds to concerns over a possible economic downturn and inflation fears prove unfounded. Accordingly, we have modestly extended the interest-rate sensitivity of the Trust.
In the last quarter of the period, we shifted some assets from the most recently issued Treasuries to older, slightly less liquid, but higher-yielding Treasury securities. Unfortunately, the recent liquidity concerns gripping the fixed-income market have caused the most actively traded, newer issues to dramatically outperform. Therefore, the shift to higher-yielding, older Treasuries has been a near-term detriment to performance, but we believe it should balance out in the long run.

International Sector
The crisis atmosphere that began in Asia in the summer of 1997 remained the dominant theme of the past 12 months. Emerging markets stabilized in the first half of the year only to be hit hard when Russia defaulted in August. Top-quality government bonds benefited from the flight to quality as well as from the accumulating evidence that the crisis will slow growth and dampen inflation in the industrialized economies. As a result, every major European bond market generated double-digit returns (in local currency terms) according to the J.P. Morgan global government indices. A narrowing of yield spreads was also in evidence as the higher-yielding markets -- the United Kingdom, Ireland, Sweden, and Italy -- outperformed the rest of Europe in the run-up to European monetary union in January 1999. Similarly, New Zealand bonds outperformed the lower-yielding markets of the dollar bloc. Throughout the year, the Trust's foreign assets were concentrated in these better-performing markets -- especially the United Kingdom and New Zealand. As we reported 12 months ago, we cut the Trust's exposure to emerging markets to 5% in the early stages of the Asian crisis. We have maintained this exposure throughout the year.

Six months ago, we suggested that the U.S. dollar's three-year trend of appreciating versus major currencies might be ending. And so it did. Since the end of April the dollar has depreciated by 7.8% against the German mark and by 12.7% against the Japanese yen. While the fundamental factors that had supported the dollar were waning, the magnitude of the collapse owes more to forced unwinding of leveraged positions and official intervention designed to relieve pressure on dollar-dependent emerging markets. As the pressure increased on the dollar we removed the currency hedges from the Trust's foreign assets so that, at present, the Trust has roughly a 10% exposure to foreign currencies.

Over the last month of the period, the global bond markets have taken comfort from rate cuts by the Fed and European central banks, an increase in funding for the International Monetary Fund, a bank support package in Japan, and a fiscal package in Brazil. These developments have renewed hope that further deterioration of the global economy can be averted. Hence, top-quality government bond yields have risen while credit spreads have narrowed. Nonetheless, we remain positive on top-quality government bonds. Global growth remains dependent upon U.S. demand, which is likely to slow in the months ahead. Given their wide yield spreads and economies that appear especially vulnerable, the United Kingdom and New Zealand remain among our favorite places in which to invest.

Respectfully,

[Signature of Steven E. Nothern]

Steven E. Nothern
Portfolio Manager

[Signature of Christopher D. Piros]

Christopher D. Piros
Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

-------------------------------------------------------------------------------
Performance Summary
(For the year ended October 31, 1998)

Net Asset Value Per Share
October 31, 1997                 $7.76
October 31, 1998                 $7.75

New York Stock Exchange Price
October 31, 1997                 $7.000
February 4, 1998 (high)*         $7.500
September 1, 1998 (low)*         $6.688
October 30, 1998                 $6.938

 *For the period November 1, 1997, through October 31, 1998.
-------------------------------------------------------------------------------

Federal Tax Information
(for the year ended October 31, 1998)

In January 1999, shareholders will be mailed a Form 1099 reporting the federal tax status of all distributions paid during the calendar year 1998.

Number of Employees
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders
As of October 31, 1998, our records indicate that there are 14,099 registered shareholders and approximately 101,000 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200

New York Stock Exchange Symbol
The New York Stock Exchange symbol is MIN.

Results of Shareholder Meeting
At the annual meeting of shareholders of MFS[RegTM] Intermediate Income Trust, which was held on
October 31, 1998, the following actions were taken:

Item 1. The election of Richard B. Bailey, Lawrence H. Cohn, Abby M. O'Neill,
        J. Dale Sherratt, and Ward Smith as Trustees of the Trust.

                                Number of Shares
                                             Withhold
Nominee               For                    Authority
-------------------   --------------------   ------------------
Richard B. Bailey     130,168,707.635        2,880,327.386
Lawrence H. Cohn      130,295,872.291        2,753,162.730
Abby M. O'Neill       130,247,105.908        2,801,929.113
J. Dale Sherratt      130,343,370.738        2,705,664.283
Ward Smith            130,328,823.939        2,720,211.082

Trustees continuing in office who were not subject to re-election at this meeting are Marshall N. Cohan, Sir J. David Gibbons KBE, Walter E. Robb, III, Arnold D. Scott, and Jeffrey L. Shames.

Item 2. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 1999.

             Number of Shares
For         130,337,107.017
Against         913,758.087
Abstain       1,798,169.917

Investment Objective and Policies
The investment objective of the Trust is to preserve capital and provide high current income.

The Trust will attempt to achieve this objective by investing in obligations issued or guaranteed by the U.S. government, its agencies, authorities, or instrumentalities and in obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities. The Trust will maintain an average-weighted portfolio maturity of approximately seven years or less and will invest substantially all of its assets in securities with remaining maturities less than or equal to 10 years. Under normal market conditions, the Trust's average-weighted portfolio maturity will not be less than three years. The Trust may enter into options and futures transactions and forward foreign currency exchange contracts and purchase securities on a "when-issued" basis.

Dividend Reinvestment and
Cash Purchase Plan
MFS offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions paid by the Trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

If you have any questions or would like a brochure providing a complete description of the Plan, please call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time.

-------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
-------------------------------------------------------------------------------

Portfolio of Investments - October 31, 1998

Bonds - 97.1%

                                            Principal Amount
Issuer                                       (000 Omitted)      Value
U.S. Bonds -- 81.5%
U.S. Federal Agencies -- 10.4%
Agency for International
  Development, 6.625s, 2004 ..............       $14,600    $ 15,733,252
Federal Home Loan Bank, 5.125s,
  2003 ...................................        10,000      10,104,700
Federal Home Loan Mortgage
  Corp., 5.125s, 2008 ....................         6,000       5,965,080
Federal Home Loan Mortgage
  Corp., 5.75s, 2003 .....................        15,000      15,574,200
Federal National Mortgage Assn.,
  6.5s, 2013 .............................        22,804      23,138,345
Federal National Mortgage Assn.,
  6.959s, 2007 ...........................         5,743       6,130,773
Federal National Mortgage Assn.,
  8.33s, 2005 ............................        20,000      20,887,400
Federal National Mortgage Assn.,
  9s, 2008 TBA ...........................            18          19,225
State of Israel, 6.625s, 2003 ............        15,000      16,151,250
                                                            ------------
                                                            $113,704,225
                                                            ------------
Government National Mortgage
  Association -- 33.9%
GNMA, 6.5s, 2028 TBA .....................       $80,296    $ 81,173,951
GNMA, 7s, 2012 - 2024 TBA ................        88,363      90,490,777
GNMA, 7s, 2023 - 2024 ....................        37,340      38,238,117
GNMA, 7.5s, 2022 - 2025 ..................        37,815      39,310,478
GNMA, 7.5s, 2027 TBA .....................        59,855      61,631,993
GNMA, 8s, 2025 TBA .......................        32,007      33,187,528
GNMA, 8.5s, 2006 TBA .....................         4,254       4,484,402
GNMA, 8.5s, 2009 .........................        14,592      15,238,267
GNMA, 9.25s, 2001 ........................         5,285       5,622,679
                                                            ------------
                                                            $369,378,192
                                                            ------------
U.S. Treasury Obligations -- 37.2%
U.S. Treasury Notes, 8s, 2001 ............       $ 3,000    $  3,259,680
U.S. Treasury Bonds, 14.25s,
  2002 ...................................         5,000       6,492,200
U. S. Treasury Notes, 5.375s,
  2003 ...................................        11,500      12,008,530
U. S. Treasury Bonds, 10.75s,
  2003 ...................................        26,000      32,321,120
U.S. Treasury Bonds, 11.875s,
  2003 ...................................        43,000      57,109,160
U.S. Treasury Bonds, 12.375s,
  2004 ...................................        34,500      47,626,215
U.S. Treasury Notes, 5.625s, 2008                 15,000      16,169,550
U.S. Treasury Bonds 10.375s,
  2009 ...................................        18,350      23,783,251
U.S. Treasury Bonds, 13.875s,
  2011 ...................................        25,500      40,018,935
U.S. Treasury Bonds, 10.375s,
  2012 ...................................        84,600     118,122,750

                                         Principal Amount
Issuer                                    (000 Omitted)        Value
U.S. Bonds -- continued
U.S. Treasury Obligations -- continued
U.S. Treasury Bonds, 12s, 2013 ...........   $    31,500    $ 48,633,165
                                                            ------------
                                                            $405,544,556
                                                            ------------
  Total U.S. Bonds .......................                  $888,626,973
                                                            ------------
Foreign Bonds -- 15.6%
Argentina -- 0.4%
Republic of Argentina,
  9.015s, 2005 ...........................   $     4,400    $  4,411,000
                                                            ------------
Australia -- 0.4%
Commonwealth of
  Australia, 9.5s, 2003 .............. AUD         5,865    $  4,433,035
                                                            ------------
Brazil -- 0.9%
Republic of Brazil, 5.5s,
  2024 ...................................         2,647       1,614,670
Republic of Brazil, 6.125s,
  2024 ...................................   $    10,793    $  6,381,901
Republic of Brazil, 9.375s,
  2008 ...................................         3,282       2,198,940
                                                            ------------
                                                            $ 10,195,511
                                                            ------------
Bulgaria -- 0.4%
National Republic of
  Bulgaria, 6.688s, 2024 .................   $     5,700    $  3,990,000
                                                            ------------
Colombia -- 0.5%
Republic of Colombia,
  8.82s, 2005 ............................   $     6,600    $  5,610,000
                                                            ------------
Denmark -- 0.5%
Kingdom of Denmark, 7s,
  2007 ............................... DKK        28,905    $  5,356,433
                                                            ------------
Greece -- 0.4%
Hellenic Republic, 5.75s,
  2008 ...................................   $     3,238    $  3,956,301
                                                            ------------
Italy -- 0.6%
Republic of Italy, 5.75s,
  2002 ............................... ITL    10,860,000    $  7,075,254
                                                            ------------
Mexico -- 1.3%
United Mexican States,
  9.875s, 2007 ...........................   $    11,460    $ 10,815,947
Petroleos Mexicanos,
  11.157s, 2005## ........................         2,120       1,865,600
United Mexican States,
  6.25s, 2019 ............................         2,750       2,052,325
                                                            ------------
                                                            $ 14,733,872
                                                            ------------
New Zealand -- 1.6%
Government of New
  Zealand, 8s, 2001 .................. NZD        28,830    $ 16,931,320
                                                            ------------
Panama -- 0.4%
Republic of Panama,
  8.25s, 2008 ............................   $     5,000    $  4,500,000
                                                            ------------

                                Principal Amount
Issuer                           (000 Omitted)         Value
Russia -- 0.1%
Ministry of Finance, 10s,
  2007 ...................       $       805    $      189,175
Russian Federation,
  11.75s, 2003## .........             4,300         1,053,500
                                                --------------
                                                $    1,242,675
                                                --------------
South Korea -- 1.0%
Republic of Korea, 8.875s,
  2008 ...................       $     6,750    $    6,175,035
Korea Development Bank,
  8.875s, 2003## .........             5,800         4,814,000
                                                --------------
                                                $   10,989,035
                                                --------------
United Kingdom -- 7.1%
United Kingdom Treasury,
  6.5s, 2003 .............  GBP       13,966    $   25,000,661
United Kingdom Treasury,
  7.25s, 2007 ............            12,455        24,212,828
United Kingdom Treasury,
  8.5s, 2005 .............             9,140        18,372,390
United Kingdom Treasury,
  9s, 2008 ...............             4,480         9,781,021
                                                --------------
                                                $   77,366,900
                                                --------------
  Total Foreign Bonds .......................   $  170,791,336
                                                --------------
  Total Bonds (Identified Cost,
    $1,043,515,443) .........................   $1,059,418,309
                                                --------------


                                  Number of
Issuer                               Shares
Warrants
Republic of Venezuela,*
  (Identified Cost, $0) .........    37,500      $0
                                                 --

                                            Principal Amount
Issuer                                          (000 Omitted)            Value
Repurchase Agreement -- 1.1%
Goldman Sachs, dated
  10/30/98, due 11/2/98,
  total to be received
  $11,971,365 (secured by
  various U.S. Treasury
  and Federal Agency
  obligations in a jointly
  traded account), at cost ...........                  $11,966    $   11,966,000
                                                                   --------------
  Total Investments (Identified Cost,
    $1,055,481,443).............................................   $1,071,384,309
                                                                   --------------
Other Assets,
  Less Liabilities -- 1.8% .....................................       19,250,088
                                                                   --------------
  Net Assets -- 100.0% .........................................   $1,090,634,397
                                                                   --------------

  * Non-income producing security.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

   AUD = Australian Dollars          GBP = British Pounds
   CAD = Canadian Dollars            ITL   = Italian Lire
   CHF = Swiss Francs                JPY = Japanese Yen
   DEM = Deutsche Marks              NZD = New Zealand Dollars
   DKK = Danish Kroner

                       See notes to financial statements

Statement of Assets and Liabilities - October 31, 1998

Assets:
  Investments, at value (identified cost, $1,055,481,443) ................................  $1,071,384,309
  Foreign currency, at value (identified cost, $34) ......................................              33
  Net receivable for forward foreign currency exchange contracts to purchase .............       8,224,919
  Net receivable for forward foreign currency exchange contracts subject to master               1,989,718
  netting agreements
  Receivable for investments sold ........................................................       3,593,354
  Interest receivable ....................................................................      20,130,040
  Other assets ...........................................................................           7,211
                                                                                            --------------
      Total assets .......................................................................  $1,105,329,584
                                                                                            --------------
Liabilities:
  Payable to dividend disbursing agent ...................................................  $      532,502
  Payable for investments purchased ......................................................       4,484,444
  Net payable for forward foreign currency exchange contracts to sell ....................       9,138,985
  Payable to affiliates -
    Management fee .......................................................................          35,006
    Administrative fee ...................................................................           1,163
    Transfer and dividend disbursing agent fee ...........................................          22,351
  Accrued expenses and other liabilities .................................................         480,736
                                                                                            --------------
      Total liabilities ..................................................................  $   14,695,187
                                                                                            --------------
Net assets ...............................................................................  $1,090,634,397
                                                                                            ==============
Net assets consist of:
  Paid-in capital ........................................................................  $1,116,121,158
  Unrealized appreciation on investments and translation of assets and liabilities in           16,903,668
  foreign currencies
  Accumulated net realized loss on investments and foreign currency transactions .........     (37,662,418)
  Accumulated distributions in excess of net investment income ...........................      (4,728,011)
                                                                                            --------------
      Total ..............................................................................  $1,090,634,397
                                                                                            ==============
Shares of beneficial interest outstanding (202,648,016 issued less 61,901,100 treasury
   shares)                                                                                     140,746,916
                                                                                            ==============
Net asset value per share (net assets [divided by] shares of beneficial interest            $         7.75
  outstanding)                                                                              ==============

                       See notes to financial statements

Statement of Operations - Year Ended October 31, 1998

Net investment income:
  Interest income ...........................................................     $  81,648,195
                                                                                  -------------
  Expenses -
    Management fee ..........................................................     $   8,105,882
    Trustees' compensation ..................................................           171,443
    Transfer and dividend disbursing agent fee ..............................           268,218
    Custodian fee ...........................................................           353,655
    Administrative fee ......................................................           152,396
    Postage .................................................................            83,719
    Auditing fees ...........................................................            71,241
    Printing ................................................................            42,069
    Legal fees ..............................................................            12,781
    Miscellaneous ...........................................................           658,153
                                                                                  -------------
      Total expenses ........................................................     $   9,919,557
    Fees paid indirectly ....................................................          (185,956)
                                                                                  -------------
      Net expenses ..........................................................     $   9,733,601
                                                                                  -------------
        Net investment income ...............................................     $  71,914,594
                                                                                  -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
  Investment transactions ...................................................     $ (23,840,344)
  Written option transactions ...............................................          (799,295)
  Foreign currency transactions .............................................         7,043,764
  Interest rate swaps .......................................................           129,136
  Futures contracts .........................................................          (186,058)
                                                                                  -------------
    Net realized loss on investments and foreign currency transactions ......     $ (17,652,797)
                                                                                  -------------
Change in unrealized appreciation (depreciation) -
  Investments ...............................................................     $  19,967,189
  Written options ...........................................................         1,362,299
  Translation of assets and liabilities in foreign currencies ...............        (5,030,442)
  Interest rate swaps .......................................................           (95,080)
                                                                                  -------------
    Net unrealized gain on investments and foreign currency translation .....     $  16,203,966
                                                                                  -------------
      Net realized and unrealized loss on investments and foreign currency ..     $  (1,448,831)
                                                                                  -------------
        Increase in net assets from operations ..............................     $  70,465,763
                                                                                  =============

                       See notes to financial statements

Statement of Changes in Net Assets

                                                                                            Year Ended October 31,
                                                                                    --------------------------------------
                                                                                           1998                 1997
                                                                                    ------------------   -----------------
Increase (Decrease) in net assets:
From operations -
  Net investment income .........................................................     $   71,914,594      $   77,333,786
  Net realized gain (loss) on investments and foreign currency transactions .....        (17,652,797)          1,807,453
  Net unrealized gain (loss) on investments and foreign currency translation ....         16,203,966          (9,214,847)
                                                                                      --------------      --------------
    Increase in net assets from operations ......................................     $   70,465,763      $   69,926,392
                                                                                      --------------      --------------
Distributions declared to shareholders -
  From net investment income ....................................................     $  (65,821,545)     $  (77,333,786)
  In excess of net investment income ............................................              --             (5,944,231)
  From paid-in capital ..........................................................         (6,636,586)              --
                                                                                      --------------      --------------
      Total distributions declared to shareholders ..............................     $  (72,458,131)     $  (83,278,017)
                                                                                      --------------      --------------
Trust share (principal) transactions -
  Cost of shares reacquired .....................................................     $   (5,740,891)     $  (47,959,918)
                                                                                      --------------      --------------
      Total decrease in net assets ..............................................     $   (7,733,259)     $  (61,311,543)
Net assets:
  At beginning of year ..........................................................      1,098,367,656       1,159,679,199
                                                                                      --------------      --------------
  At end of year (including accumulated distributions in excess of net investment
  income of $4,728,011 and $7,200,417 respectively) .............................     $1,090,634,397      $1,098,367,656
                                                                                      ==============      ==============

                       See notes to financial statements

Financial Highlights


                                                                            Year Ended October 31,
Per share data (for a share outstanding              ---------------------------------------------------------------------
                                                          1998          1997          1996          1995          1994
throughout each period):                             ------------- ------------- ------------- ------------- -------------
Net asset value - beginning of period ..............   $  7.76       $  7.82       $  7.83      $   7.33      $   8.18
                                                       -------       -------       -------      --------      --------
Income from investment operations# -
  Net investment income ............................   $  0.51       $  0.54      $   0.53      $   0.55      $   0.51
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ....................................     (0.01)        (0.05)        (0.03)         0.32         (0.78)
                                                       -------      --------      --------      --------      --------
  Total from investment operations .................   $  0.50       $  0.49      $   0.50      $   0.87      $  (0.27)
                                                       -------      --------      --------      --------      --------
Less distributions declared to shareholders -
From net investment income .........................   $ (0.46)      $ (0.54)     $  (0.53)     $  (0.53)     $  (0.03)
In excess of net investment income and foreign
 currency transactions .............................        --         (0.04)        (0.04)           --         (0.13)
From paid-in capital ...............................     (0.05)           --            --            --         (0.42)
                                                       -------      --------      --------      --------      --------
  Total distributions declared to shareholders .....   $ (0.51)      $ (0.58)     $  (0.57)     $  (0.53)     $  (0.58)
                                                       -------      --------      --------      --------      --------
Net increase from repurchase of capital shares .....   $   --+       $  0.03      $   0.06      $   0.16      $     --
                                                       -------      --------      --------      --------      --------
Net asset value - end of period ....................   $  7.75       $  7.76      $   7.82      $   7.83      $   7.33
                                                       -------      --------      --------      --------      --------
Per share market value - end of period .............   $ 6.938       $ 7.000      $  7.125      $  6.625      $  6.125
                                                       -------      --------      --------      --------      --------
Total return .......................................      6.56%         6.46%        17.40%        17.08%       (12.58)%
Ratios (to average net assets)/Supplemental data:
  Expenses## .......................................      0.91%         0.91%         0.97%         1.02%         0.91%
  Net investment income ............................      6.59%         6.92%         6.75%         7.13%         6.61%
Portfolio turnover .................................       184%          213%          257%          242%          213%
Net assets at end of period (000,000 omitted) ......   $ 1,091       $ 1,098      $  1,160      $  1,247      $  1,411

 # Per share data are based on average shares outstanding.

## For fiscal years ending after September 1, 1995, the Fund has an expense offset arrangement which reduces the funds custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
 + For the year ended October 31, 1998, the net increase from repurchase of capital shares was less than $0.01 per share.

                       See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Intermediate Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company.

(2) Significant Accounting Policies
General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- The Trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Futures Contracts -- The Trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Trust is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Trust each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Trust. The Trust's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Trust's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the Trust has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Trust may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements -- The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium discount is amortized for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Trust at a future date, usually beyond customary settlement time.

Fees Paid Indirectly -- The Trust's custody fee is calculated as a percentage of the Trust's average monthly net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 1998, $3,620,643 was reclassified from accumulated undistributed net investment income, to accumulated net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for mortgage-backed securities and currency transactions. In addition, $6,636,586 was redesignated as a Tax Return of Capital distribution. This change had no effect on net assets or net asset value per share.

At October 31, 1998, the Trust, for federal income tax purposes, had a capital loss carryforward of ($37,081,141), which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2006, ($13,745,485), October 31, 2005, ($645,525), October 31, 2003, ($6,526,984) and October 31, 2002, ($16,163,147).

(3) Transactions with Affiliates
Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of average daily net assets and 5.65% of investment income.

Administrator -- The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:

First $1 billion................   0.0150%
Next $1 billion.................   0.0125%
Next $1 billion.................   0.0100%
In excess of $3 billion.........   0.0000%

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $54,301 for the year ended October 31, 1998.

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 per account and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                Purchases           Sales
                                                             --------------    --------------
    U.S. government securities ............................  $1,587,682,851    $1,612,184,243
                                                             ==============    ==============
    Investments (non-U.S. government securities) ..........  $  387,014,655    $  348,314,367
                                                             ==============    ==============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

    Aggregate cost ........................    $1,056,975,243
                                               ==============
    Gross unrealized appreciation .........        25,299,345
    Gross unrealized depreciation .........    $  (10,890,279)
                                               --------------
    Net unrealized appreciation ...........    $   14,409,066
                                               ==============

(5) Shares of Beneficial Interest

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:


                               Year Ended October 31,
                               ----------------------
                                1998        1997
                               -------     ---------
Treasury shares reacquired     807,000     6,728,100
                               =======     =========

In accordance with the provisions of the Trust's prospectus, 807,000 shares of beneficial interest were purchased by the Trust during the year ended October 31, 1998, at an average price per share of $7.11 and a weighted average discount of 8.84% per share. The Trust repurchased 6,728,100 shares of beneficial interest during the year ended October 31, 1997, at an average price per share of $7.13 and a weighted average discount of 8.43% per share. Shares held in Treasury were repurchased in an attempt to return the market value of the discount to shareholders in the form of higher monthly distributions.

(6) Line of Credit
The Trust and other affiliated trusts participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each trust, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the year ended October 31, 1998, was $7,926.

(7) Financial Instruments
The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                               1998 Calls                               1998 Puts
                                                --------------------------------------------------------------------------------
                                                   Principal Amounts of                      Principal Amounts of
                                                 Contracts (000 Omitted)      Premiums     Contracts (000 Omitted)    Premiums
                                                ------------------------------------------------------------------- ------------
Outstanding, beginning of period -
  Swiss Francs/Deutsche Marks .................             48,509        $  338,285                      --       $      --
 Options written -
  Canadian Dollars ............................                 --                --                  10,983          41,090
  Deutsche Marks ..............................             48,378           209,638                  28,511         163,899
  Japanese Yen ................................         22,443,528         1,593,439               1,112,200          31,442
  United Kingdom Treasury .....................              4,480            60,677                      --              --
 Options terminated in closing transactions -
  Canadian Dollars ............................                 --                --                 (10,983)        (41,090)
  Deutsche Marks ..............................            (48,378)         (209,638)                (28,511)       (163,899)
  Japanese Yen ................................        (10,797,390)       (1,450,881)             (1,112,200)        (31,442)
  Swiss Francs/Deutsche Marks .................            (48,509)         (338,285)                     --              --
  United Kingdom Treasury .....................             (4,480)          (60,677)                     --              --
 Options terminated in expired transactions -
  Japanese Yen ................................         (5,812,103)          (70,181)                     --              --
 Options terminated in exercised transactions -
  Japanese Yen ................................         (5,834,035)          (72,377)                     --              --
                                                                          -----------                              ---------
Outstanding, end of period ....................                           $        --                              $      --
                                                                          -----------                              ---------

Forward Foreign Currency Exchange Contracts

                                             Contracts to                          Contracts at           Net Unrealized
              Settlement Date              Deliver/Receive     In Exchange for         Value        Appreciation (Depreciation)
            -------------------           -----------------   -----------------   --------------   ----------------------------
Sales       12/15/98 ..........   AUD           7,190,783        $ 4,263,919       $  4,501,925           $    (238,006)
            12/15/98 ..........   CAD          44,233,484          29,225,956        28,696,333                 529,623
            12/15/98 ..........   DEM          38,460,322          22,863,109        23,265,030                (401,921)
            12/15/98 ..........   DKK          72,100,339          11,239,331        11,459,903                (220,572)
            12/15/98 ..........   JPY       6,280,248,296          46,242,606        54,337,984              (8,095,378)
            12/15/98 ..........   NZD          35,887,327          18,297,683        19,010,414                (712,731)
                                                                   ----------        ----------              ----------
                                                                 $132,132,604      $141,271,589            $ (9,138,985)
                                                                 ============      ============            ============
Purchases   12/15/98 ..........   AUD          32,273,296        $ 19,196,157      $ 20,205,303            $  1,009,146
            12/15/98 ..........   CAD          58,251,523          37,667,032        37,790,492                 123,460
            12/15/98 ..........   CHF          31,571,508          22,863,109        23,428,603                 565,494
            12/15/98 ..........   DEM          73,990,249          44,230,824        44,757,434                 526,610
            12/15/98 ..........   DKK          32,720,422           5,258,996         5,200,709                 (58,287)
            12/15/98 ..........   GBP           3,965,222           6,709,552         6,619,259                 (90,293)
            12/15/98 ..........   ITL       2,197,870,395           1,379,445         1,342,410                 (37,035)
            12/15/98 ..........   JPY       6,037,609,297          46,123,830        52,238,622               6,114,792
            12/15/98 ..........   NZD          10,039,691           5,247,245         5,318,277                  71,032
                                                                 ------------      ------------            ------------
                                                                 $188,676,190      $196,901,109            $  8,224,919
                                                                 ============      ============            ============

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $2,190,049 with First Boston, $795,488 with Merrill Lynch, and a net payable of $995,819 with Deutsche Bank at October 31, 1998.

At October 31, 1998, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

Independent Auditors' Report

To the Trustees and Shareholders of MFS Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Intermediate Income Trust as of October 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended October 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31,1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Intermediate Income Trust at October 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 11, 1998

MFS[RegTM] Intermediate Income Trust


Trustees

Richard B. Bailey*(2)
Private Investor; Former Chairman and
Director (until 1991),
MFS Investment Management

Marshall N. Cohan(1)
Private Investor

Lawrence H. Cohn, M.D.(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery,
Harvard Medical School

The Hon. Sir J. David Gibbons, KBE(2)
Chief Executive Officer,
Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.

Abby M. O'Neill(2)
Private Investor

Walter E. Robb, III(1)
President and Treasurer,
Benchmark Advisors, Inc. (corporate financial consultants);
President, Benchmark Consulting Group, Inc. (office services)

Arnold D. Scott*
Senior Executive Vice President,
Director, and Secretary, MFS Investment Management

Jeffrey L. Shames*
Chairman, Chief Executive Officer,
and Director, MFS Investment Management

J. Dale Sherratt(1)
President, Insight Resources, Inc.
(acquisition planning specialists)

Ward Smith(1)
Former Chairman (until 1994),
NACCO Industries (holding company)


Portfolio Managers
Steven E. Nothern*
Christopher D. Piros*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar, and Dividend
Disbursing Agent
State Street Bank and Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and Trust Company

Independent Auditors
Deloitte & Touche LLP

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741


 *  Affiliated with the Investment Adviser.
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.



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